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                                                This document contains 6
                                                pages. The Exhibit Index is
                                                located on page 4.


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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                     Date of Report (Date of earliest Event
                           Reported) November 15, 1996

       Mortgage Loan Asset Backed Pass-Through Certificates Trust 1996-A
         (Name of Trust issuing Mortgage Loan Asset Backed Pass-Through
                     Certificates, Series 1996-A, Class A)


                          MLCC Mortgage Investors, Inc.
             (Exact name of registrant as specified in its charter)


         Delaware                       33-84894         59-3247986
(State or Other Jurisdiction          (Commission     (I.R.S. Employer
     of Incorporation)                File Number)   Identification No.)


                          MLCC Mortgage Investors, Inc.
                            4802 Deer Lake Drive East
                        Jacksonville, Florida 32246-6484
                           Attention: General Counsel
                         (Address of Principal Executive
                              Offices and Zip Code)

       Registrant's telephone number, including area code (904) 928-6000
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Item 7.  Financial Statements and Exhibits.


(c)  Exhibits.

      The following is filed herewith. The exhibit number corresponds with Item 601(b) of Regulation S-K.

      Exhibit No.                         Description
      -----------                         -----------
          19.1 Statement to Certificateholders for Mortgage Loan Asset Backed Pass-Through Certificates,
                                    Series 1996-A, for the November
                                    15, 1996 distribution pursuant
                                    to Section 6.02 of the Pooling
                                    and Servicing Agreement among
                                    Merrill Lynch Credit
                                    Corporation, as Master Servicer,
                                    MLCC Mortgage Investors, Inc.,
                                    as Seller, and Bankers Trust
                                    Company of California, N.A., as
                                    Trustee, dated as of February 1,
                                    1996.


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                                   SIGNATURES


            Pursuant to the requirements of the Securities Exchange Act of 1934, Merrill Lynch Credit Corporation, as Master Servicer and on behalf of the registrant, has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                              MERRILL LYNCH CREDIT CORPORATION,
                              as Master Servicer and on behalf of
                              MLCC MORTGAGE INVESTORS, INC.



                              By:     /s/  Francis X. Ervin, Jr.
                                    ---------------------------------
                                    Name:  Francis X. Ervin, Jr.
                                    Title: Senior Vice President and
                                           Chief Financial Officer




Dated:         11/15/96
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                                  Exhibit Index

   Exhibit No.                                                             Page
   -----------                                                             ----
      19.1              Statement to Certificateholders for
                        Mortgage Loan Asset Backed Pass-Through
                        Certificates, Series 1996-A                          5


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